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                                                         CIGNA VARIABLE PRODUCTS
                                                               MONEY MARKET FUND





                                                                   ANNUAL REPORT





                                                               DECEMBER 31, 1999



            [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF PAGE]



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________________________________________________________________________________
                                                                               1



DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA Variable Products Money Market Fund (the "Fund"), covering the year ended December 31, 1999.

MARKET REVIEW

1999 was another recordsetting year for the U.S. economy, and U.S. consumers were both the benefactors and the beneficiaries. During the past three years, consumer spending increased at an estimated 5% rate, but real wage income has increased at an estimated 6% rate. When you include capital gains in the calculation with income and savings, the U.S. savings rate was approximately 10%. For the economy, this translated into a fourth consecutive year of approximately 4% real GDP growth. The current economic expansion, which is entering its ninth year, is the longest business cycle expansion in American history. The 1990s will be remembered as a period of healthy economic growth, low inflation, rising corporate profitability, strong job creation, and rising productivity.

During 1999, global fixed income markets reacted adversely to the continued strong momentum in the domestic economy and revival in economic growth worldwide. The continued robust growth in private credit demands and rise in private debt ratios also has put upward pressure on global interest rates and downward pressure on bond prices. The surge in world oil prices and industrial commodity prices has led to an uptick in consumer inflation, as did increases in interest rates announced by the Federal Reserve (the "Fed"), the Bank of England, and the European Central Bank.

Continued inflationary concerns in the fourth quarter resulted in the Fed raising rates in November. The increase by the Federal Reserve on November 16 marked the third tightening move for 1999, which completely reversed the 75 basis point easing from the 1998 market crisis.

FUND ACTIVITY AND PERFORMANCE

On December 31, 1999, the portfolio composition was as follows: top-tier domestic commercial paper, 45.2%; top tier foreign commercial paper, 7.9%; and U.S. Government and Agencies, 46.4%. The Fund is well diversified.

Total return for the year ended December 31, 1999 was 4.83%. By comparison, the Lipper Money Market Instrument Fund Average and three-month Treasury bills, as reported by Lehman Brothers (which does not include investment expenses), returned 4.49% and 4.74%, respectively, for the year ended December 31, 1999. As of December 31, 1999, the Fund's annualized 7-day yield was 5.39%, and its weighted average portfolio maturity was 25 days.

OUTLOOK

The U.S. economy shows virtually no signs of slowdown, with the possible exception of housing, despite the steep rise in interest rates and the increasing monetary restraint by the Fed. For fiscal-year 2000, we expect GDP growth to slow only modestly from the nearly 4% growth achieved in 1999 and the 4% average annual growth of the 1996-99 period. It is our view that interest rates have not risen to levels sufficient to choke off the strong momentum in domestic demand from households and businesses. Our basic conclusion is that a variety of existing powerful economic forces will continue to overwhelm the restraining effects of the current level of interest rates until they rise to higher levels and remain at those levels for an extended period. Within the household sector, these forces include a strong labor market, continued ample availability of consumer credit, and the powerful influence of the "wealth effect", resulting from large equity market gains.


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________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      2



Similarly, within the business sector it is our view that the current level of interest rates is not sufficient to obstruct the current strong momentum in capital and inventory investment, and the production of exported goods. Capital expenditures should continue to benefit from the boom in technology and, in general, the high rates of return on new investment relative to the cost of capital. In addition, basic manufacturing will also benefit from inventory rebuilding and a recovery in demand for U.S. goods for export, as a result of the recovery in global economies.

The Fund is structured to take advantage of the rising interest rate environment we anticipate continuing in 2000. The Fund has exposure in both fixed and floating rate securities, with the emphasis on floaters tied to libor, treasury bills and prime indices. We will continue to focus on the developing trends in the U.S. economy as keys to further Fed action and adjust our portfolio strategy accordingly.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
PRESIDENT
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND


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________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND INVESTMENTS IN SECURITIES
DECEMBER 31, 1999                                                              3

                                                              MARKET
                                                 PRINCIPAL    VALUE
                                                   (000)      (000)
-----------------------------------------------------------------------
COMMERCIAL PAPER - 53.1%
DOMESTIC - 45.2%
Allied Signal, Inc., 5.83%, 1/18/00                $ 1,100      $1,097
American Express Credit Corp, 5.15%, 1/19/00         1,263       1,260
Amer. Telephone & Telegraph Co., 4.1%, 1/11/00       1,042       1,041
Bell Atlantic Financial Services, 5.95%, 1/18/00       700         698
Bell Atlantic Network Funding, 6.5%, 1/11/00           550         549
Ford Credit Auto Owner Trust, 5.351%, 7/17/00          493         493
Ford Motor Credit Co., 6.01%, 1/03/00*                 517         517
Ford Motor Credit Co., 5.74%, 8/18/00                  750         750
Gannett Co., Inc., 5.95%, 1/14/00                    1,200       1,197
General Mills, Inc., 5.85%, 1/04/00                    535         535
H. J. Heinz Company, 5.55%, 1/03/00                    424         424
Indiana Gas Company, 6.45%, 1/04/00                  1,000         999
Laclede Gas Company, 6.65%, 1/07/00                    500         499
Motorola, Inc., 5.83%, 1/21/00                       1,000         997
Navistar Financial Owner Trust, 5.00%, 6/15/00          70          70
Pacaar Financial Corp., 6.3%, 1/24/00                1,000         996
Pfizer Inc, 5.85%, 1/20/00                             443         442
SBC Communications, Inc., 6.25%, 1/18/00             1,290       1,286
Wal-Mart Stores, Inc., 6.55%, 1/05/00                  329         329
                                                            -----------
                                                                14,179
                                                            -----------
FOREIGN - 7.9%
B.B.V. Finance (Delaware), Inc., 6.22%, 01/10/00     1,200       1,198
BP Capital PLC, 6.53%, 01/06/00                      1,282       1,281
                                                            -----------
                                                                 2,479
                                                            -----------

TOTAL COMMERCIAL PAPER                                          16,658
                                                            -----------



                                                             MARKET
                                                PRINCIPAL    VALUE
                                                  (000)      (000)
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - 46.4%
Federal Farm Credit Banks, 6.29%, 3/23/00*         $  500       $ 500
Federal Home Loan Banks,
   4.9%, 1/14/00                                      550         550
   5.913%, 3/24/00*                                   750         750
   5.04%, 3/29/00                                     750         750
   5.07%, 4/7/00                                      600         600
   5.08%,  4/10/00                                    575         575
   5.15%, 5/17/00                                     750         750
   5.873%, 6/9/00*                                    670         670
   5.57%, 8/14/00                                     500         498
   5.924%, 10/04/00*                                1,600       1,599
Federal National Mortgage Assoc.,
   5.923%, 4/12/00*                                 1,000       1,000
Student Loan Marketing Assoc.,
   6.113%, 1/12/00*                                 1,500       1,500
   6.113%, 1/20/00*                                 1,000       1,000
   6.053%, 3/8/00*                                    800         800
   6.113%, 8/3/00*                                  1,000       1,000
   6.063%, 9/29/00*                                 1,000       1,000
   6.266%, 10/4/00*                                 1,000       1,000
                                                           -----------
                                                               14,542
                                                           -----------

TOTAL INVESTMENTS IN SECURITIES - 99.5%
  (Total Cost - $31,200,150)                                   31,200
Cash and Other Assets, Less Liabilities - 0.5%                    145
                                                           -----------

NET ASSETS - 100.0%                                           $31,345
                                                           ===========


*Variable rate security.  Rate is as of December 31, 1999.


The Notes to Financial Statements are an integral part of these statements.



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________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      4



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                           (IN THOUSANDS)
                                                           --------------

ASSETS:
Investments in securities at value
    (Cost - $31,200,150)                                      $ 31,200
Cash on deposit with custodian                                       4
Interest receivable                                                177
Receivable from adviser                                              5
Investment for Trustees' deferred compensation plan                  2
                                                       ----------------

      TOTAL ASSETS                                              31,388
                                                       ----------------

LIABILITIES:
Accrued audit and legal fees payable                                12
Accrued advisory fees payable                                       10
Custodian fee payable                                                8
Administrative fees payable                                          6
Distribution payable                                                 5
Payable for Trustees' deferred compensation plan                     2
                                                       ----------------

      TOTAL LIABILITIES                                             43
                                                       ----------------

NET ASSETS (Equivalent to $1.00 per share
    based on 31,345,169 shares outstanding)                   $ 31,345
                                                       ================

COMPONENTS OF NET ASSETS:
Paid in capital                                               $ 31,345
Undistributed net investment income                                  -
Accumulated net realized gain on investments                         -
Unrealized appreciation of investments                               -
                                                       ----------------
NET ASSETS                                                    $ 31,345
                                                       ================



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

                                                         (IN THOUSANDS)
                                                         --------------

INVESTMENT INCOME
INCOME:
    Interest                                                   $ 1,640
                                                       ----------------

EXPENSES:
    Investment advisory fees                                       110
    Custodian fees                                                  44
    Administrative services                                         28
    Auditing and legal fees                                         14
    Shareholder reports                                              2
    Other                                                            4
                                                       ----------------

    Total expenses                                                 202
    Less expenses waived by investment adviser                     (45)
                                                       ----------------

    Net expenses                                                   157
                                                       ----------------

NET INVESTMENT INCOME                                            1,483
                                                       ----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain from investments                               -
    Unrealized appreciation of investments                           -
                                                       ----------------
NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                                      -
                                                       ----------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                            $ 1,483
                                                       ================



The Notes to Financial Statements are an integral part of these statements.



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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      5



STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31


                                                             1999             1998
                                                             ----             ----
                                                                  (IN THOUSANDS)
                                                                  --------------
OPERATIONS:
Net investment income                                        $  1,483         $ 1,045
Net realized gain from investments                                  -               1
                                                         -------------     -----------

Net increase in net assets from operations                      1,483           1,046
                                                         -------------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                     (1,483)         (1,045)
From net realized capital gains                                     -              (1)
                                                         -------------     -----------

Total distributions to shareholders                            (1,483)         (1,046)
                                                         -------------     -----------

CAPITAL SHARE TRANSACTIONS:
Net increase from fund share transactions                       2,733          14,072
                                                         -------------     -----------

NET INCREASE IN NET ASSETS                                      2,733          14,072

NET ASSETS:
Beginning of period                                            28,612          14,540
                                                         -------------     -----------

End of period                                                $ 31,345         $28,612
                                                         =============     ===========



The Notes to Financial Statements are an integral part of these statements.



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________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS        6



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Variable Products Money Market Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which at December 31, 1999 approximates cost for federal income tax purposes.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.

C. FEDERAL TAXES - For federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - Dividends from net investment income and net realized gains are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.50% of average daily net assets until April 30, 2001 and thereafter to the extent described in the Fund's then current prospectus.


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________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS        7
(CONTINUED)

The Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ending December 31, 1999, the Fund paid or accrued $27,535.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. CAPITAL STOCK. The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Connecticut General Life Insurance Company, an indirect, wholly-owned subsidiary of CIGNA Corporation, is the sole shareholder of the Fund.



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________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS        8
(CONTINUED)




Transactions in capital stock were as follows:

-----------------------------------------------------------------------------------------------------
                                              Year Ended                            Year Ended
                                              December 31, 1999                December 31, 1998
                                         Shares           Amount            Shares            Amount
-----------------------------------------------------------------------------------------------------


Amount sold                              49,605         $ 49,605             54,752         $ 54,752
Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions             1,482            1,482              1,044            1,044
                                      ----------     ------------        -----------     ------------
                                         51,087           51,087             55,796           55,796

Amount redeemed                         (48,354)         (48,354)           (41,724)         (41,724)
                                      ----------     ------------        -----------     ------------


Net increase                              2,733          $ 2,733             14,072         $ 14,072
                                      ==========     ============        ===========     ============





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________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS        9
(CONTINUED)



5. FINANCIAL HIGHLIGHTS.  The following selected per share data, ratios and supplemental data is computed on the basis of a share outstanding throughout the period:

                                                                                                         MARCH 1,
                                                                                                         1996+ TO
                                                                   YEARS ENDED DECEMBER 31,            DECEMBER 31,
                                                           1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 1.00          $ 1.00          $ 1.00          $  1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                     0.05            0.05            0.05             0.04
Net realized and unrealized gain on securities                -               -               -                -
                                                             -----           -----           -----            -----
TOTAL FROM INVESTMENT OPERATIONS                              0.05            0.05            0.05             0.04
                                                             -----           -----           -----            -----

LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.05)          (0.05)          (0.05)           (0.04)
Distributions from capital gains                              -               -               -                -
                                                            ------          ------          ------           ------
TOTAL DISTRIBUTIONS                                         (0.05)          (0.05)          (0.05)           (0.04)
                                                            ------          ------          ------           ------

NET ASSET VALUE, END OF PERIOD                             $ 1.00          $ 1.00          $ 1.00           $ 1.00
                                                           =======         =======         =======          =======

TOTAL RETURN (B)                                             4.83%           5.14%           5.19%            4.18% (c)
RATIOS TO AVERAGE NET ASSETS:
Net expenses                                                 0.50%           0.50%           0.50%            0.58% (d)
Net investment income                                        4.72%           4.98%           5.07%            4.92% (d)
Fees and expenses waived by the Adviser                      0.14%           0.23%           0.61%            1.03% (d)
Net assets, end of period (000 omitted)                   $ 31,345        $ 28,612        $ 14,540          $ 6,003


(a) Per share data was calculated using average shares outstanding during the period.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.
 +  Commencement of operations.



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________________________________________________________________________________
                                                                              10



REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of CIGNA Variable Products Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products Money Market Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000



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________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                     11


TIMESSQUARE CAPITAL MANAGEMENT
In January 2000, CIGNA Investments, Inc., the Fund's manager, changed its name to TimesSquare Capital Management, Inc. The new name underscores the critical importance of investment management as a core CIGNA strength.

The TimesSquare Capital Management brand, like its namesake, symbolizes energy and renaissance, and accurately reflects our intention to be at the center of world commerce. It is also an expression of our ability to recognize and take advantage of global economic and market themes that can be integrated across investment disciplines.



_____________________________________________________________________________________________________________________
TRUSTEES                                                                              OFFICERS

                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT
ADVISORY DIRECTOR                          MANAGEMENT AND CHAIRMAN OF THE BOARD,      Richard H. Forde
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       PRESIDENT


                                           Paul J. McDonald
Russell H. Jones                           SPECIAL ADVISOR TO THE BOARD OF
VICE PRESIDENT AND TREASURER               DIRECTORS,                                 Alfred A. Bingham III
KAMAN CORPORATION                          FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER


                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY
____________________________________________________________________________________________________________________

CIGNA Variable Products Money Market Fund is an open-end, diversified management investment company that invests primarily in short-term money market instruments. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.